UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2021

GORES HOLDINGS VIII, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40105	85-3010982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road. Boulder, CO		80301
(Address of principal executive offices)		(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-eighth of one Warrant	GIIXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GIIX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GIIXW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On February 24, 2021, the Registration Statement on Form S-1 (File No. 333-252483) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Gores Holdings VIII, Inc. (the Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 1, 2021, the Company consummated the IPO of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriter’s full exercise of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-eighth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $345,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 2,966,666 warrants (the “Private Placement Warrants”) at a purchase price of $3.00 per Private Placement Warrant, to the Company’s sponsor, Gores Sponsor VIII LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $8,900,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, except as described in the Registration Statement.

A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, including approximately $12,075,000 of the underwriter’s deferred discount, and $6,900,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by and Computershare Inc. and Computershare Transfer & Trust Company, N.A., acting as trustee. Except with respect to up to $900,000 per year of interest earned on the funds in the trust account that may be released to the Company to fund its regulatory compliance requirements and other costs related thereto, plus additional amounts necessary to pay its franchise and income taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 24, 2021, in connection with the IPO, the Company filed its previously approved amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and, on the dates referred to below, entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated March 1, 2021, between the Company and Computershare Inc. and Computershare Transfer & Trust Company, N.A.

•	An Investment Management Trust Agreement, dated March 1, 2021, between the Company and Computershare Transfer & Trust Company, N.A.

•	A Registration Rights Agreement, dated March 1, 2021, among the Company, Gores Sponsor VIII LLC and certain other security holders named therein.

•	A Sponsor Warrants Purchase Agreement, dated February 24, 2021, between the Company and Gores Sponsor VIII LLC.

•	An Administrative Services Agreement, dated February 24, 2021, between the Company and The Gores Group, LLC.

•	Letter Agreements, dated March 1, 2021, between the Company and each of its officers and directors, and Gores Sponsor VIII LLC.

•	Indemnity Agreements, dated March 1, 2021, between the Company and each of its officers and directors.

On February 24, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On March 1, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriter’s over-allotment option.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 1, 2021, between the Company and Computershare Inc. and Computershare Transfer & Trust Company, N.A.

10.1	Investment Management Trust Agreement, dated March 1, 2021, between the Company and Computershare Transfer & Trust Company, N.A.

10.2	Registration Rights Agreement, dated March 1, 2021, among the Company, Gores Sponsor VIII LLC and certain other security holders named therein.

10.3	Sponsor Warrants Purchase Agreement, dated February 24, 2021, between the Company and Gores Sponsor VIII LLC.

10.4	Administrative Services Agreement, dated February 24, 2021, between the Company and The Gores Group, LLC.

10.5	Form of Letter Agreement, dated March 1, 2021, by and between the Company and each of its officers and directors, and Gores Sponsor VIII LLC.

10.6	Form of Indemnity Agreement, dated March 1, 2021, between the Company and each of its officers and directors.

99.1	Press Release, dated February 24, 2021.

99.2	Press Release, dated March 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings VIII, Inc.

Date: March 2, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary